Exhibit 99.1
Vaxxinity Announces Intention to Voluntarily

Delist and Deregister its Class A Common Stock

CAPE CANAVERAL

,

Fla., April 19, 2024 – Vaxxinity,

Inc. (“Vaxxinity

”, “we”, “us” or the “Company”) (Nasdaq:
VAXX

), a U.S.

company pioneering the development

of a new

class of medicines,

today announced its intention

to
voluntarily

delist

from

the

Nasdaq

Global

Market

(“Nasdaq”)

and

to

deregister

its

Class

A

common

stock

under
Section

12(b)

and

Section

12(g)

of

the

Securities

Exchange

Act

of

1934,

as

amended

(the

“Exchange

Act”),

and
suspend its reporting obligations under Section 15(d) of the Exchange Act.
On February 9,

2024, the Company

received a notice

from the Listing

Qualifications Department of

the Nasdaq

Stock
Market LLC indicating that

the Company was no

longer in compliance with Listing

Rule 5450(a)(1) with respect to
its

Class

A

common

stock,

which

requires the

Company to

maintain

a

minimum

bid

price

of

$1.00

per

share

for
continued listing on Nasdaq, and providing until

August 7, 2024 to regain compliance. In

determining to voluntarily
delist and deregister its

Class A common stock,

the Company considered that

the current low trading

value, and the
resulting low trading

volume, limits the

liquidity of the

Company’s Class A common stock

and affects

the Company’s
ability

to

raise

capital

from

the

public

markets,

attract

interest

from

institutional

investors

or

market

analysts

or
otherwise realize the

traditional benefits of

being a publicly

traded company.

Despite the lack

of these benefits,

the
Company incurs all of the

significant annual expenses and

indirect costs associated with

being a public company. The
Company

believes

the

reduction

in

time

and

resources

spent

by

management

and

employees

to

comply

with

the
requirements

applicable

to

Securities

and

Exchange

Commission

(“SEC”)

reporting

companies

will

enable

the
Company to re-invest resources in

research and development endeavors, focus

more on its goal of

pioneering a new
class of

medicines aimed

at disrupting

the existing

treatment paradigm

for chronic

disease, and

work to

realize the
Company’s long-term objectives, without the distraction of stock price movement.

On April

19, 2024,

the Company

notified Nasdaq

of its

intent to

voluntarily delist

its Class

A common

stock from
Nasdaq.

The

Company

currently

anticipates that

it

will

file

with

the

SEC

a

Form

25

relating

to

the

delisting

and
deregistration

of

its

Class

A

common

stock

on

or

about

April

29,

2024,

and

anticipates

that

the

delisting

and
deregistration under Section 12(b) of its Class A common stock will then become effective on or about May 9, 2024.

Following the

delisting, any

trading in

the Company’s Class

A common

stock would

only occur

in privately

negotiated
sales and potentially

on an over-the-counter

market. The Company

expects that

its Class

A common stock

will initially
be quoted on

a market operated

by OTC Markets

Group Inc. (the

“OTC”) so that

a trading market

may continue to
exist for its

Class A

common stock

for some

period of

time. There

is no

guarantee, however, that

a broker

will continue
to make

a market

in the

Class A

common stock

and that

trading of

the Class

A common

stock will

continue on

an
OTC market or otherwise.

Following the delisting of

its Class A

common stock from Nasdaq,

the Company plans

to file with

the SEC a

Form
15

to

deregister

its

Class

A

common

stock

under

Section

12(g)

of

the

Exchange

Act

and

suspend

its

reporting
obligations under Section 15(d) of the Exchange Act.
About Vaxxinity,

Inc.

Vaxxinity,

Inc. is a purpose-driven biotechnology company committed to democratizing healthcare across the globe.
The

company

is

pioneering

a

new

class

of

synthetic,

peptide-based

active

immunotherapy

medicines

aimed

at
disrupting

the existing

treatment paradigm

for

chronic disease,

increasingly dominated

by

monoclonal antibodies,
which suffer from prohibitive costs and cumbersome

administration. The company’s proprietary technology platform has enabled the innovation of novel

pipeline candidates designed to bring the

efficiency of vaccines to the

treatment
of chronic diseases, including Alzheimer’s, Parkinson’s, migraine, and hypercholesterolemia. The technology is also
implemented as part

of a COVID-19

vaccine program. Vaxxinity

has optimized its

pipeline to achieve

a potentially
historic, global impact on human health. For more information about Vaxxinity, Inc., visit http://www.vaxxinity.com and follow us on social media @vaxxinity.

Forward-Looking Statements

Certain statements regarding Vaxxinity in this release may constitute forward-looking statements within the meaning of

the

Private

Securities

Litigation

Reform

Act

of

1995.

The

use

of

certain

words,

including

“believe,”

“may,”
“continue,”

“intend,”

“will,”

“anticipate,”

and

similar

expressions,

are

intended

to

identify

forward-looking
statements. Forward-looking statements include statements,

other than statements of historical

fact, regarding, among
other

things,

statements

regarding

the

Company’s

plans

and

its

ability

to

successfully

delist

from

Nasdaq

and

to
deregister its Class A common stock as well as the anticipated benefits thereof, and the potential for a trading market in

the

Company’s

Class

A

common

stock

following

the

delisting.

These

forward-looking

statements

involve
substantial risks and uncertainties. Various

important factors could cause actual

results or events to differ

materially
from those

that may

be expressed

or implied

by our

forward-looking statements,

including, but

not limited

to, the
timing an effectiveness

of the Company’s

delisting and ability

and timing of

deregistration of the

Class A common
stock, the Company’s

ability to continue

as a going

concern and those

other factors described

in the “Risk

Factors”
section

of

Vaxxinity’s

Annual

Report

on

Form

10-K

for

the

year

ended

December

31,

2023

filed

with

the

U.S.
Securities and Exchange

Commission on March

27, 2024.

The forward-looking statements

are made as

of this date
and Vaxxinity does not undertake any

obligation to update

any forward-looking statements,

whether as a

result of new
information, future events or otherwise, except as required by law.

Investor Contact
Mark Joinnides
ir@vaxxinity.com
Press Contact
Ali Nagy / McKenna Miller
anagy@kcsa.com / mmiller@kcsa.com